UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	September 19, 2007
(Date of earliest event reported)	September 18, 2007

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 7.01	Regulation FD Disclosure

On September 18, 2007, we announced that we will webcast our annual investor conference for security analysts on Tuesday, October 2, 2007, beginning at 9:00 a.m. Eastern Daylight Time (8 a.m. Central Daylight Time) and ending at noon.

The meeting will be hosted by John W. Gibson, chief executive officer of ONEOK and president and chief executive officer of ONEOK Partners. It will include presentations by Jim Kneale, ONEOK president and chief operating officer; Curtis Dinan, senior vice president and chief financial officer of ONEOK and ONEOK Partners; Pierce Norton, executive vice president, natural gas, ONEOK Partners; and Terry Spencer, executive vice president, natural gas liquids, ONEOK Partners. Other members of the ONEOK and ONEOK Partners management teams will be available for questions.

The webcast will be accessible on ONEOK's and ONEOK Partners' Web sites at www.oneok.com and www.oneokpartners.com. A replay of the webcast will be archived for 30 days after the conference.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 Press release issued by ONEOK, Inc. and ONEOK Partners, L. P. dated September 18, 2007.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	September 19, 2007	By:	/s/ John R. Barker
Executive Vice President - General Counsel and Secretary

3